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                                                                   EXHIBIT 10.29

                             DISTRIBUTION AGREEMENT

This Distribution Agreement ("Agreement") is entered into by and between Press News LTD ("Provider"), incorporated under the Canada Business Corporation Act with its principal offices at 36 King Street East, Toronto, Ontario M5C 2L9, and Intelligent Information Incorporated ( the Distributor"), a Delaware corporation with its principle offices at One Dock Street, Suite 500, Stamford, Connecticut 06902.

1.    DEFINITIONS

         a. Information Providers. The term "Information Providers" means third parties from whom the Provider acquires the right to distribute Content provided or made available as part of the Service.

         b. Service. The term "Service" means the electronic information services identified in Exhibit A to this Agreement.

         c. Content. The term "Content" means all information and material, whether or not protected by copyright, including but not limited to text, images, and other multimedia data, provided or made available as part of the Service.

         d. Resellers. The term "Resellers" means third parties through which Distributor distributes the Service to Users, subject to the terms of this Agreement.

         e. Users. The term "Users" means all third parties to whom Distributor may license, sell, transfer, make available or otherwise distribute the Service.

         2.    DISTRIBUTION

         a. Grant of Rights. Subject to the terms and conditions of this Agreement, Provider grants Distributor a nonexclusive license, except as provided for in this Agreement, and right to distribute the Service as described in Exhibit E. Resellers shall have the right to market the Service and distribute the Service to Users in Canada and British Commonwealth countries only and to use the Service for their internal use subject to the terms of this Agreement.

         b. User Agreements. Distributor shall require that each User enter into an agreement that contains the provisions set forth in Exhibit D or provisions substantially equivalent thereto. Such agreement may be obtained by acquiring a signature thereon, by providing a electronic acceptance thereto, or by delivery to the User.

         c. Reservation. Provider reserves the right to add or withdraw Information Providers, Content and items of coverage from the Service with thirty (30) days written notice to Distributor.

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3.    MARKETING

         a. Promotion. Distributor agrees to use commercially reasonable efforts to promote and market the Service to prospective Resellers and Users, and to enter into agreements for the use of the Service by Resellers and Users.

         b. Expenses. Distributor shall be responsible for all expenses incurred by Distributor in promoting and marketing the Service, unless such expenses have been agreed to be paid by the Provider in advance.

         c. Use of Name. Distributor shall use reasonable efforts to name Provider as one of its information services in its formal promotional and marketing materials relating to the Service.

         d. Prior Approval. Provider and Distributor each agrees to submit to the other party for written approval all press releases, advertising or other promotional materials that use Service names or a party's company name not less than fifteen (15) days before the proposed use. Each party shall not unreasonably withhold its approval. Unless notice of approval or disapproval is received within (10) days of receipt of promotional materials, approval shall be deemed granted. Either party, however, may identify the other in its published listing of available services or Distributors without such written approval.

4.    DELIVERY OF THE SERVICE

         a. Provision of the Service. Subject to the terms and conditions of this Agreement, Provider shall provide the Service to Distributor and Distributor shall receive the Service from Provider in conformance with the Technical Specifications set forth in Exhibit F.

         b. Timeliness. Provider shall use commercially reasonable efforts to maintain the timeliness of the content. Distributor acknowledges that, in part, Provider relies on the performance of Information Providers outside the control of Provider in order to provide the Service.

         c. Proprietary Notices. Where supplied as part of the Service by Provider or its Information Providers, Distributor will cause to be displayed appropriate copyright or other propriety notices relating to the Service.

         d. Modifications. Distributor shall not edit, abridge, rewrite or in any way alter the Content of the Service or create any work derived from the Content of the Service, that changes its meaning or tone. Provider agrees that Distributor may make changes to the content to meet wireless display equipment formats.

         e. Review by Provider. Throughout the term of this Agreement, Distributor shall provide Provider reasonable access to Distributor's system for distribution of the Service to Users for the sole purpose of reviewing Distributor's implementation of the Service.

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         f. Audit. Provider or its representative may, during business hours and upon reasonable notice, inspect and audit the relevant books and records of Distributor for the sole purpose of verifying all information related to payments under this Agreement. Such inspection and audit shall be at the expense of the Provider.

5.       REPORTING AND PAYMENT

         a. Reporting. Distributor shall provide to Provider by the 15th of each month a report indicating the number of Users of the Service for the prior calendar month and any such additional information as may reasonably be requested by Provider.

         b. Payment Schedule. Distributor shall pay Provider the Monthly Fees set forth in the Payment Schedule in Exhibit B.

6.       TERM AND TERMINATION

         a. Term. This Agreement commences on the date of the last signature hereto or the first commercial distribution of the Service, whichever occurs first (the "Effective Date"), and shall remain in effect for an Initial Term of two (2) years. This Agreement shall renew automatically for successive one year Renewal Terms unless either party notifies the other party in writing, at least ninety (90) days before the end of the Initial Term or any Renewal Term, of its election not to renew. If this contract rolls over the fee per User per month shall increase as outlined in Exhibit B.

         b. Termination. Either party may terminate this Agreement at any time if the other party materially breaches any provision of this Agreement. Such termination shall take effect (i) if the breach is incapable of cure, then immediately upon the breaching party's receipt of a written notice of termination which identifies the breach, or (ii) if the breach, capable of being cured, has not been cured within sixty thirty (30) days after receipt of written notice from the non-breaching party identifying the breach, then immediately upon receipt of a written notice of termination received within thirty (30) days of the end or such thirty (30) day period.

         c. Insolvency. Either party may terminate this Agreement with thirty
(30) days written notice to the other if either party becomes insolvent, makes a general assignment for the benefit of creditors, permits the appointment of a receiver for its business or assets, or takes steps to wind up or terminate its business.

         d. Obligations upon Termination. Effective upon termination of the Agreement, Distributor shall not license, sell, transfer, make available or otherwise distribute the Service or Content nor access, use or retransmit the Service or Content. Within thirty (30) days of termination, Distributor shall
(i) pay to Provider all amounts owed under this Agreement, and (ii) for all Content, either (A) erase and purge the Content from any on-line and off-line storage media and certify, in writing to Provider that such eraser and purge has been completed, or (B) certify, in writing, to Provider that


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certain Content has been retained in creating back-ups during the normal course of business and that such Content shall not be used in any manner whatsoever without the prior consent of the Provider.

         7.    CONFIDENTIAL INFORMATION

         a. Definition. "Confidential Information" shall mean information which is designated as Confidential Information by the party disclosing such information (the "Disclosing Party") (i) in Exhibit C to this Agreement, (ii) with respect to information provided on paper, by facsimile or electronic mail, on magnetic media, electronically or by any other medium (collectively "in writing"), by labeling such information as "CONFIDENTIAL INFORMATION" before the information is provided to the other party (the "Receiving Party"), or (iii) with respect to information disclosed either verbally or in writing, by notifying the Receiving Party, in writing within thirty (30) days of the disclosure, that the information identified in such notice is designated Confidential Information effective as of the Receiving Party's receipt of such written notice.

         b. Exclusions. "Confidential Information" shall not include information that (i) is or shall become generally available without fault of the Receiving Party, (ii) is in the Receiving Party's possession prior to its disclosure by the Disclosing Party, (iii) is independently developed by the Receiving Party, or (iv) is rightfully obtained by the Receiving Party from third parties without similar restrictions.

         c. Restrictions. The Receiving Party shall not disclose or otherwise transfer Confidential Information of the Disclosing Party to any third party, without first obtaining the Disclosing Party's consent, and shall take all reasonable precautions to prevent inadvertent disclosure of such Confidential Information.

8.       CONTENT

         a. Ownership. Distributor acknowledges that this Agreement does not transfer to Distributor, Resellers or Users any proprietary right, title or interest, including copyright, in the Content made available as part of the Service.

9.       TRADEMARKS

         Distributor agrees that Provider's trademarks are the sole and exclusive property of Provider. Pursuant to Paragraph 3.d., Provider shall have the right to approve the use of its trademarks by Distributor to identify and promote use of the Service. Upon compliance with this provision, use of such marks by Distributor for such purposes shall be deemed approved during the term of this Agreement unless Provider specifically notifies Distributor to the contrary.

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10.      LIMITED WARRANTIES OF PROVIDER

         a. Agreement. Provider warrants that its entry into this Agreement does not violate any agreement between Provider and any third party.

         b. Laws and Regulations. Provider warrants that its performance under this Agreement and the use of the Service conforms to all applicable laws and government rules and regulations, subject to the terms of this Agreement.

         c. The Service and Content. Distributor agrees that the Service and Content are provided by Provider "AS IS". Provider does not warrant the accuracy, completeness or timeliness of the Service and Content. Provider warrants that it has the right to provide the Service to Distributor.

11.      LIMITED WARRANTIES OF DISTRIBUTOR

         a. Agreement. Distributor warrants that its entry into this Agreement does not violate any agreement between Distributor and any third party.

         b. Laws and Regulations. Distributor warrants that its performance under this Agreement and the use of the Service shall conform to all applicable laws and government rules and regulations, subject to the terms of this Agreement.

12.      DISCLAIMER OF ALL OTHER WARRANTIES

         THE PARTIES AGREE THAT (a) THE LIMITED WARRANTIES SET FORTH IN PARAGRAPHS 10 AND 11 OF THIS AGREEMENT ARE THE SOLE AND EXCLUSIVE WARRANTIES PROVIDED BY EACH PARTY, AND (b) EACH PARTY DISCLAIMS ALL OTHER WARRANTIES, INCLUDING BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, RELATING TO THIS AGREEMENT, PERFORMANCE UNDER THIS AGREEMENT, THE SERVICE AND CONTENT, AND EACH PARTY'S COMPUTING AND DISTRIBUTION SYSTEM.

13.      LIMITATION OF LIABILITY

         In no event shall Provider or its Information Providers be liable to Distributor, Resellers and its Users for any direct, indirect, special, exemplary or consequential damages, including lost profits, whether or not foreseeable or alleged to be based on breach of warranty, contract, negligence or strict liability, arising under this Agreement or any performance under this Agreement.

14.      INDEMNIFICATION

         Distributor shall indemnify and hold harmless Provider and its Information Providers from and against any claims, losses, expenses, liabilities, and damages, including reasonable legal fees and

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expenses, arising out of Distributor's, Resellers' or Users' breach of any provision of this Agreement, including without limitation the restrictions, obligations and warranties set forth in Paragraphs 2,3,4 and 11 of this Agreement. Provider agrees to notify Distributor of any such claim promptly in writing. The parties agree to cooperate fully during such proceedings. Distributor shall defend and settle at its sole expense all proceedings arising out of the foregoing.

15.      FORCE MAJEURE

         Neither party shall be liable for any delay or failure to perform under this Agreement if caused by conditions beyond its control, including but not limited to fire, flood, accident, storm, acts of war, riot, government interference, strikes or walkouts; provided, however, no such event shall excuse any delay or failure to perform by Distributor of its obligations to make payment to Provider under Paragraph 5 of this Agreement. The affected performing party shall promptly notify the other party of the nature and anticipated length of continuance of such force majeure. Should any such failure or suspension of performance by Provider continue for more than one (1) month, then either party shall have the right to terminate this Agreement without further liability or obligation on the part of either party.

16.      NOTICES

         All notices and demands hereunder shall be in writing and delivered by hand delivery, certified or registered mail, return receipt requested, express delivery service or confirmed facsimile transmission at the addresses set forth below (or at such different address as may be designated by either party by written notice to the other party). Delivery shall be deemed to occur (i) if by hand delivery, upon such delivery, (ii) if by mail, express delivery service upon such delivery, and (iii) if by facsimile transmission, upon receipt of confirmation.

         If to Provider:
                         Jerry Fairbridge
                         The Canadian Press
                         36 King Street East
                         Toronto, Ontario  M5C 2L9

         If to Distributor:

                         Stephen Maloney, President
                         Intelligent Information Incorporated
                         One Dock Street, Suite 500
                         Stamford, CT  06902
                         Facsimile:  203.969.0018



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17.      GENERAL TERMS AND CONDITIONS

         a. Not Agent. Neither party shall be considered an agent of the other party nor shall either party have the authority to bind the other party.

         b. No Assignment. Neither party may assign this Agreement without the written consent of the other party; provided, however, that either party may assign this Agreement as part of a transaction in which substantially all of the assets related to its rights and obligations under this Agreement are assigned to a third party.

         c. Governing Law and Forum. This Agreement shall be governed and construed in accordance with the laws of the state/province chosen by the party defending any action brought hereunder. The parties hereby elect to institute any such legal proceedings in the judicial district where the defending party is domiciled.

         d. Severability. In case any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such provision(s) had never been contained herein, provided that such provision(s) shall be curtailed, limited or eliminated only to the extent necessary to remove the invalidity, illegality or unenforceability.

         e. Waiver. No waiver of any breach of any of the provisions of this Agreement shall be deemed a waiver of any preceding or succeeding breach of the same or any other provisions hereof. No such waiver shall be effective unless in writing and then only to the extent expressly set forth in writing.

         f. Complete Agreement. The parties agree that this Agreement is the complete and exclusive statement of the agreement between the parties, which supersedes and merges all prior proposals, understandings and other agreements, oral or written, between the parties relating to this Agreement.

         g. Amendment. This Agreement may not be modified, altered or amended except by written instrument duly executed by both parties.

         h. Attorney's Fees. Should any action be brought by either party to enforce the provision of this Agreement, the prevailing party, whether by settlement, adjudication or arbitration, shall have the right to collect reasonable attorneys' fees, expenses and costs form the nonprevailing party.

         i. Not Inference Against Author. No provision of this Agreement shall be interpreted against any party because such party or its legal representative drafted such provision.

         j. Headings. The headings used in this Agreement are for convenience only and are not to be construed to have a legal significance.

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         k. Read and Understood. Each party acknowledges that it has read and understands this Agreement and agrees to be bound by its terms.

AGREED:
Distributor, by:                                     Provider, by:

/s/ Stephen G. Maloney                               /s/ David Ross
---------------------------                          ---------------------------
Signature                                            Signature

Stephen G. Maloney                                   David Ross
---------------------------                          ---------------------------
Printed Name, Title                                  Printed Name, Title


Date:    12/2/98                                     Date:    12/14/98
         ------------------                                   ------------------



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                                    EXHIBIT A

                                   The Service

CP Online is a product of The Canadian Press, the national news co-operative of Canada's daily newspapers. CP Online service includes major national stories, lottery numbers on Wednesday & Saturday nights, calendars of daily events across Canada, a nightly scorecard with up-to-date scores in pro sports stories from a variety of sports, all major business stories including a 3-4 times-a-day wrap up of the world markets, entertainment news from Canada along with world news headlines. All these topics are updated frequently. Today in History and Thought for the Day will be delivered on a weekly basis via email. All services are deliverable in English with a similar product in Canadian French.

                                    EXHIBIT B

                                Payment Schedule



a. Monthly Fees. Distributor shall pay Provider the greater of the monthly minimum or the User fee ($0.10 per User per month). The monthly minimum is as follows:



         The first 30 days of this contract, Provider will make their feed free of charge for development purposes for III. After such time, the monthly minimum is $500. On April 30, 1999 the monthly minimum increases to $1,000 per month; on July 31, 1999 the monthly minimum increases to $1,500; and on December 31, 1999 the monthly minimum increases to $2,000 per month for the remainder of this contract.



         At renewal, the Provider will send the Distributor notification that the User fee shall increase based on the Canadian Consumer Price Index plus 2. Until such notification is received by Distributor User fees will remain as is.



b. Distributor shall pay Provider fifty percent (50%) of the full-text article charge, if a full-text article product has been requested by Reseller and provided Provider and Distributor have signed an agreement setting out terms and fees for such full-text article products



c. Demo Units. Distributor may set up free demonstration accounts for sales and marketing purposes, but will use its best efforts to minimize the number and duration of such accounts.


d. Payment. Distributor will pay to Provider the required payment by check, by the 15th day of the month following the month of Service.


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                                    EXHIBIT C

                            Confidential Information

a. This Agreement and all Exhibits thereto, except for exhibit D.

                                    EXHIBIT D
         SUBSCRIBER AGREEMENT (SHORT FORM)

YOUR USE OF THE SERVICE CONSTITUTES YOUR ACCEPTANCE OF THE FOLLOWING TERMS.

1. Information obtainable through the Service has been provided by various independent sources believed to be reliable. However, the accuracy, completeness and/or timeliness of the Information is not guaranteed by any Provider selling, transmitting, processing, consolidating or originating the Information, and the Providers shall not be liable for any loss or damage arising from any inaccuracy or error in delivering the Information.

2. EXCEPT AS SPECIFICALLY STATED HEREIN, NO PROVIDER MAKES ANY EXPRESS OR IMPLIED WARRANTIES REGARDING THE SERVICE OR THE INFORMATION, INCLUDING ANY EXPRESS OR IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

3. THE PROVIDERS' ENTIRE LIABILITY FOR DAMAGES IN CONNECTION WITH THE SERVICE OR THE INFORMATION SHALL NOT EXCEED THE AMOUNTS PAID FOR SUBSCRIBING TO THE SERVICE. IN NO EVENT WILL ANY PROVIDER BE LIABLE FOR CONSEQUENTIAL, INCIDENTAL, SPECIAL, PUNITIVE OR INDIRECT DAMAGES OR FOR ANY LOST PROFITS, EVEN IF SUCH PROVIDER HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES OR LOSSES.

4. You acknowledge that the Providers have proprietary interests in the Information and agree not to reproduce, retransmit, sell, publish or commercially exploit the Information in any manner.

5. The Providers reserve the right to terminate the Service at any time, for any or no reason and without notice and shall have no liability to you upon such termination other than to refund a pro rated portion of the fee for the Service if such termination is without cause.

6. You represent that you are entering into this Agreement in your individual capacity and not on behalf of any firm, corporation, partnership, trust or association.


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7.       You understand that the Service may include advertising messages and
e-commerce opportunities and agree to receive such messages and opportunities.

8. You acknowledge that no Provider has made any representation to you regarding the Service or the Information that is not expressly stated in this Agreement. If any provision of this Agreement is invalid or unenforceable under applicable law, it shall, to that extent, be deemed omitted, and the remaining provisions will continue in full force and effect. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                                    EXHIBIT E

                             Distribution of Service

         Information products and services that are individualized and delivered to and received by wireless devices such as pagers, smr telephones, cellular telephones, narrowband and broadband pcs telephones, laptop and palmtop personal computers, personal data assistants, PCMIA messaging cards, etc. over numerous wireless networks in Canada and other British Commonwealth countries.

                                    EXHIBIT F

                            Provision of the Service
                            Technical Specifications

Delivery of the Service will be accomplished using FTP and the Internet. The Distributor's site will require an FTP server and a continuous Internet connection.


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